UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: December 31

Date of reporting period: September 30, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

SHORT-TERM BOND FUND

FORM N-Q

SEPTEMBER 30, 2008

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES - 34.2%
CONSUMER DISCRETIONARY - 3.5%
Media - 3.1%
$2,400,000	Clear Channel Communications Inc., Senior Notes, 4.250% due 5/15/09	$2,268,000
1,500,000	Comcast Cable Communications, 6.875% due 6/15/09	1,515,052
1,600,000	Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11	1,623,737
1,000,000	News America Holdings Inc., 9.250% due 2/1/13	1,069,171
1,020,000	Time Warner Inc., 5.500% due 11/15/11	979,898
620,000	Walt Disney Co., Senior Notes, 4.700% due 12/1/12	617,533
	Total Media	8,073,391
Multiline Retail - 0.4%
660,000	Federated Retail Holdings Inc., 5.350% due 3/15/12	608,253
500,000	May Department Stores Co., Notes, 5.750% due 7/15/14	434,353
	Total Multiline Retail	1,042,606
	TOTAL CONSUMER DISCRETIONARY	9,115,997
CONSUMER STAPLES - 0.6%
Beverages - 0.3%
830,000	Diageo Capital PLC, 5.200% due 1/30/13	826,711
Tobacco - 0.3%
700,000	Philip Morris International Inc., 4.875% due 5/16/13	690,583
	TOTAL CONSUMER STAPLES	1,517,294
ENERGY - 4.7%
Oil, Gas & Consumable Fuels - 4.7%
1,440,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	1,440,904
2,000,000	Anadarko Finance Co., Senior Notes, 6.750% due 5/1/11	2,047,988
1,300,000	Apache Corp., Notes, 6.250% due 4/15/12	1,345,230
1,000,000	ConocoPhillips, 4.750% due 10/15/12	984,331
1,000,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	1,043,763
1,000,000	Duke Capital LLC, Senior Notes, 6.250% due 2/15/13	993,880
1,170,000	El Paso Natural Gas Co., Senior Notes, 5.950% due 4/15/17	1,041,082
1,700,000	Kinder Morgan Energy Partners LP, Notes, 6.750% due 3/15/11	1,722,399
479,000	Pemex Project Funding Master Trust, Senior Notes, 3.411% due 12/3/12 (a)(b)	453,877
1,000,000	XTO Energy Inc., 5.650% due 4/1/16	935,790
	TOTAL ENERGY	12,009,244
FINANCIALS - 14.6%
Capital Markets - 3.4%
1,540,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	1,440,595
3,500,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (a)(c)	1,538,635
480,000	Goldman Sachs Group Inc., 6.600% due 1/15/12	447,771
	Kaupthing Bank HF, Senior Notes:
1,700,000	5.750% due 10/4/11 (b)†	1,352,163
560,000	7.625% due 2/28/15 (b)(d)(e)†	524,160
1,650,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (a)(c)(f)	825
470,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17 (f)	2,350
	Merrill Lynch & Co. Inc.:
	Medium-Term Notes:
1,000,000	4.250% due 2/8/10	950,582
1,210,000	6.150% due 4/25/13	1,119,189
1,000,000	Senior Notes, Medium-Term Notes, 6.050% due 8/15/12	938,421

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Capital Markets - 3.4% (continued)
$460,000	Morgan Stanley, Notes, 6.600% due 4/1/12	$334,374
	Total Capital Markets	8,649,065
Commercial Banks - 3.9%
	Glitnir Banki HF:
2,000,000	Notes, 3.226% due 1/21/11 (a)(b)†	1,522,894
300,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)†	158,898
	Landsbanki Islands HF:
350,000	7.431% due 10/19/17 (a)(b)(c)†	193,710
1,100,000	Senior Notes, 6.100% due 8/25/11 (b)†	932,921
1,460,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(c)	1,085,190
1,050,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (b)	752,220
1,140,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(c)	478,545
230,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)	142,096
610,000	TuranAlem Finance BV, Bonds, 4.166% due 1/22/09 (a)(b)	549,762
700,000	VTB Capital SA, Loan Participation Notes, 4.491% due 11/2/09 (a)(b)	633,500
3,100,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/11 (a)(c)	1,302,586
600,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	496,115
1,970,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13 (a)(c)	1,719,416
	Total Commercial Banks	9,967,853
Consumer Finance - 0.7%
1,500,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)	1,284,044
790,000	Nelnet Inc., Notes, 7.400% due 9/29/36 (a)	533,866
	Total Consumer Finance	1,817,910
Diversified Financial Services - 6.2%
1,400,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)	376,440
1,300,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)	1,010,243
890,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (a)(c)	705,825
800,000	Capmark Financial Group Inc., 5.875% due 5/10/12	399,069
1,150,000	Countrywide Home Loans Inc., Unsecured Notes, 6.250% due 4/15/09	1,116,872
	General Electric Capital Corp.:
400,000	Senior Notes, 5.625% due 5/1/18	338,706
1,050,000	Subordinated Debentures, 6.375% due 11/15/67 (a)	851,007
1,700,000	IBM International Group Capital LLC, 5.050% due 10/22/12	1,715,749
270,000	ILFC E-Capital Trust I, 5.900% due 12/21/65 (a)(b)	81,421
580,000	International Lease Finance Corp., Medium-Term Notes, 3.138% due 7/13/12 (a)	380,727
1,060,000	JPMorgan Chase Bank N.A., Medium-Term Notes, 5.653% due 2/11/11 (a)(b)(d)	962,321
850,000	Merna Reinsurance Ltd., Subordinated Notes, 4.551% due 7/7/10 (a)(b)	812,770
1,000,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (a)(c)	757,887
	Residential Capital LLC:
3,872,000	Junior Secured Notes, 9.625% due 5/15/15 (b)	948,640
4,571,000	Senior Secured Notes, 8.500% due 5/15/10 (b)	2,536,905
	TNK-BP Finance SA:
1,850,000	6.875% due 7/18/11 (b)	1,595,625
100,000	Notes, 6.125% due 3/20/12 (b)	79,250
1,420,000	ZFS Finance USA Trust I, 3.969% due 12/15/65 (a)(b)	1,278,171
	Total Diversified Financial Services	15,947,628
Real Estate Investment Trusts (REITs) - 0.4%
2,090,000	iStar Financial Inc., 5.650% due 9/15/11	1,087,425
	TOTAL FINANCIALS	37,469,881

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.7%
$810,000	Baxter FinCo BV, 4.750% due 10/15/10	$826,200
1,100,000	Hospira Inc., Senior Notes, 5.550% due 3/30/12	1,100,256

	Total Health Care Equipment & Supplies	1,926,456

Health Care Providers & Services - 0.6%
1,000,000	Quest Diagnostic Inc., Senior Notes, 5.125% due 11/1/10	1,008,998
510,000	UnitedHealth Group Inc., 4.875% due 2/15/13	487,925

	Total Health Care Providers & Services	1,496,923

	TOTAL HEALTH CARE	3,423,379

INDUSTRIALS - 2.1%
Aerospace & Defense - 0.3%
950,000	United Technologies Corp., Senior Notes, 5.375% due 12/15/17	919,932

Air Freight & Logistics - 0.2%
520,000	United Parcel Service Inc., 4.500% due 1/15/13	526,129

Airlines - 0.8%
	Continental Airlines Inc., Pass-Through Certificates:
130,000	7.056% due 9/15/09	127,725
784,720	6.900% due 1/2/18	690,553
715,220	6.545% due 2/2/19	607,937
564,471	6.703% due 6/15/21	474,156
114,575	Northwest Airlines Inc., Pass-Through Certificates, 3.445% due 5/20/14 (a)(d)	95,097

	Total Airlines	1,995,468

Industrial Conglomerates - 0.8%
2,000,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	2,017,660

	TOTAL INDUSTRIALS	5,459,189

INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.8%
1,900,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	1,931,103

MATERIALS - 0.8%
Metals & Mining - 0.8%
2,070,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17	1,944,641

Paper & Forest Products - 0.0%
80,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	79,127

	TOTAL MATERIALS	2,023,768

TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 3.7%
1,300,000	Deutsche Telekom International Finance BV, 8.500% due 6/15/10	1,350,037
1,500,000	France Telecom SA, Notes, 7.750% due 3/1/11	1,575,105
1,300,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	1,362,868
1,400,000	New England Telephone & Telegraph Co., Notes, 5.875% due 4/15/09	1,408,610
970,000	Qwest Corp., Senior Notes, 7.875% due 9/1/11	936,050
1,500,000	Telecom Italia Capital SA, 3.281% due 2/1/11 (a)	1,412,637
1,700,000	Telefonica Emisiones SAU, 3.121% due 2/4/13 (a)	1,591,062

	Total Diversified Telecommunication Services	9,636,369

Wireless Telecommunication Services - 0.8%
1,290,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	1,161,834

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Wireless Telecommunication Services - 0.8% (continued)
$870,000	Vodafone Group PLC, 5.350% due 2/27/12	$855,375
	Total Wireless Telecommunication Services	2,017,209

	TOTAL TELECOMMUNICATION SERVICES	11,653,578
UTILITIES - 1.3%
Electric Utilities - 0.8%
1,580,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	1,588,643
600,000	Pacific Gas & Electric Co., Mortgage, 4.800% due 3/1/14	565,794
	Total Electric Utilities	2,154,437
Multi-Utilities - 0.5%
1,300,000	Dominion Resources Inc., Notes, 4.750% due 12/15/10	1,294,306
	TOTAL UTILITIES	3,448,743
	TOTAL CORPORATE BONDS & NOTES (Cost - $106,647,120)	88,052,176
ASSET-BACKED SECURITIES - 5.8%
Automobiles - 0.9%
1,500,000	Drive Auto Receivables Trust, 5.540% due 12/16/13 (b)	1,474,428
810,095	Wells Fargo Financial Auto Owner Trust, 4.280% due 5/15/12	792,196
	Total Automobiles	2,266,624
Home Equity - 3.9%
620,000	Ameriquest Mortgage Securities Inc., 3.537% due 1/25/36 (a)	540,653
	Countrywide Asset-Backed Certificates:
318,192	4.800% due 5/25/32 (a)	253,794
1,342,167	4.107% due 10/25/47 (a)	1,146,913
1,536,366	Countrywide Home Equity Loan Trust, 3.038% due 11/15/28 (a)	921,820
1,354,745	GSAMP Trust, 3.507% due 12/25/36 (a)(b)(d)	880,585
	GSRPM Mortgage Loan Trust:
1,920,384	3.507% due 3/25/35 (a)(b)(d)	1,440,288
2,437,213	3.607% due 3/25/37 (a)(b)(d)	1,803,538
	Long Beach Mortgage Loan Trust:
172,198	3.347% due 11/25/35 (a)	170,742
2,056,087	3.297% due 5/25/36 (a)	268,160
2,049,031	RAAC Series, 3.497% due 5/25/46 (a)(b)	1,024,515
1,324,326	SACO I Trust, 3.357% due 4/25/36 (a)	320,729
1,304,976	Small Business Administration, 4.830% due 9/25/18 (a)	1,374,150
	Total Home Equity	10,145,887
Student Loan - 1.0%
2,790,000	Nelnet Student Loan Trust, 4.280% due 4/25/24 (a)	2,583,261
	TOTAL ASSET-BACKED SECURITIES (Cost - $21,552,345)	14,995,772
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.5%
	American Home Mortgage Investment Trust:
2,326,718	5.294% due 6/25/45 (a)	1,298,281
2,488,795	3.497% due 11/25/45 (a)	1,583,215
	Banc of America Funding Corp.:
734,316	4.139% due 3/20/35 (a)	657,872
1,579,582	3.358% due 5/20/36 (a)	1,206,212
2,657,171	5.829% due 6/20/36 (a)	2,051,565
	Banc of America Mortgage Securities:
175,947	7.529% due 9/25/32 (a)	175,728

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS - 18.5% (continued)
$757,341	5.588% due 4/25/33 (a)	$754,739
1,769,536	4.000% due 4/25/34	1,768,496
789,999	4.563% due 6/25/34 (a)	761,892
835,414	Bayview Commercial Asset Trust, 3.557% due 8/25/35 (a)(b)	761,638
701,483	Bear Stearns Alt-A Trust, 5.221% due 9/25/34 (a)	560,086
1,858,730	CBA Commercial Small Balance Commercial Mortgage, 3.457% due 6/25/38 (a)(b)(d)	1,266,557
	Countrywide Alternative Loan Trust:
2,491,717	3.587% due 11/20/35 (a)	1,284,938
753,908	3.517% due 11/25/35 (a)	472,231
2,184,067	3.397% due 7/25/46 (a)	1,362,200
426,125	Countrywide Asset-Backed Certificates, 3.487% due 7/25/35 (a)	405,723
	Countrywide Home Loan, Mortgage Pass-Through Trust:
991,213	4.632% due 11/25/34 (a)	870,715
293,184	Whole Loan, 6.790% due 3/25/33 (a)	292,899
	Countrywide Home Loans:
2,258,525	4.000% due 3/25/33	2,088,317
140,527	6.366% due 11/19/33 (a)	139,775
762,960	CS First Boston Mortgage Securities Corp., 4.597% due 6/25/34 (a)	702,068
531,944	Downey Savings and Loan Association Mortgage Loan Trust, 3.280% due 3/19/45 (a)	343,834
	Federal Home Loan Mortgage Corp. (FHLMC) (j):
304,579	4.500% due 4/15/32	262,128
337,274	Structured Pass Through Securities, 6.500% due 9/25/43 (a)	344,365
1,509,880	Federal National Mortgage Association (FNMA), 5.813% due 4/25/45 (a)(j)	1,456,129
1,917,227	First Horizon Mortgage Pass-Through Trust, 6.424% due 2/25/35 (a)	1,702,347
1,610,000	Green Tree Financial Corp., 8.790% due 3/1/38 (d)	1,553,698
725,174	Greenpoint Mortgage Funding Trust, 3.437% due 9/25/35 (a)(d)	459,564
1,708,869	GSMPS Mortgage Loan Trust, 3.557% due 9/25/35 (a)(b)	1,388,090
645,262	Indymac Index Mortgage Loan Trust, 3.567% due 1/25/35 (a)	437,509
475,969	JP Morgan Mortgage Trust, 3.906% due 11/25/33 (a)	460,137
2,109,419	Luminent Mortgage Trust, 3.407% due 2/25/46 (a)	1,300,655
	MASTR:
304,900	Adjustable Rate Mortgages Trust, 6.700% due 12/25/33 (a)	306,395
	Asset Securitization Trust:
325,209	4.375% due 5/25/33	293,624
875,348	5.000% due 2/25/34	866,744
	Merrill Lynch Mortgage Investors Inc.:
1,749,401	5.307% due 3/25/33 (a)	1,644,653
116,206	7.165% due 9/25/33 (a)	116,103
1,383,531	New York Mortgage Trust Inc., 3.537% due 8/25/35 (a)	1,303,471
1,349,874	Nomura Asset Acceptance Corp., 4.890% due 12/25/34 (a)	1,108,442
	Structured Adjustable Rate Mortgage Loan Trust:
746,558	5.344% due 1/25/35 (a)	546,589
970,709	5.060% due 7/25/35 (a)	790,057
	Structured ARM Loan Trust:
514,812	3.640% due 4/25/34 (a)	461,536
484,633	3.477% due 6/25/34 (a)	392,276
868,642	6.612% due 3/25/35 (a)(d)	591,220
	Structured Asset Securities Corp.:
2,373,006	6.500% due 3/25/32	1,614,147
227,665	5.742% due 5/25/32 (a)	219,685
255,459	5.611% due 6/25/32 (a)	164,531
366,619	5.089% due 8/25/32 (a)	365,834
1,548,291	4.260% due 3/25/34 (a)	1,426,285
139,176	5.424% due 5/25/34 (a)	96,042

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS - 18.5% (continued)
$1,522,302	6.183% due 6/25/35 (a)(b)(d)	$1,370,072
	Washington Mutual Inc.:
695,869	3.497% due 7/25/45 (a)	464,152
833,385	3.527% due 7/25/45 (a)	549,682
610,962	Washington Mutual Mortgage Pass-Through Certificates, Whole Loan,
	4.565% due 6/25/33 (a)	596,738
1,987,566	Washington Mutual Pass-Through Certificates, 3.487% due 11/25/45 (a)	1,262,175
	Wells Fargo Mortgage Backed Securities Trust:
572,482	5.982% due 7/25/34 (a)	469,603
434,370	PAC, 4.500% due 6/25/33	434,044
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost - $60,070,569)	47,627,703
MORTGAGE-BACKED SECURITIES - 22.6%
FHLMC - 1.0%
2,600,000	Federal Home Loan Mortgage Corp. (FHLMC), Gold, 6.000% due 10/14/38 (g)(j)	2,632,094
FNMA - 21.6%
	Federal National Mortgage Association (FNMA) (j):
34,734	5.060% due 5/1/32 (a)	35,344
116,169	5.113% due 8/1/32 (a)	118,861
423,654	6.461% due 12/1/32 (a)	433,112
618,470	4.445% due 1/1/33 (a)	622,602
1,642,450	4.509% due 6/1/33 (a)	1,651,957
1,707,020	3.904% due 5/1/34 (a)	1,713,342
2,854,141	4.038% due 5/1/35 (a)	2,877,677
4,706,193	5.000% due 6/1/35-7/1/38	4,595,242
560,358	6.000% due 10/1/37-7/1/38	568,236
43,050,000	5.000% due 10/14/38 (g)	41,953,559
1,000,000	6.000% due 10/14/38 (g)	1,012,969
	Total FNMA	55,582,901
	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost - $58,551,998)	58,214,995
SOVEREIGN BOND - 0.1%
Russia - 0.1%
216,700	Russian Federation, 7.500% due 3/31/30 (b)
	(Cost - $232,570)	222,150
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.6%
U.S. Government Agencies - 18.6%
	Federal Home Loan Bank (FHLB):
14,000,000	2.589% due 1/8/09 (a)	13,991,446
6,000,000	5.000% due 2/20/09	6,044,370
	Federal Home Loan Mortgage Corp. (FHLMC) (j):
6,000,000	4.750% due 3/5/09	6,037,368
800,000	5.000% due 10/18/10	827,012
1,940,000	2.750% due 4/11/11	1,916,460
1,820,000	3.875% due 6/29/11	1,846,053
	Notes:
15,300,000	2.963% due 10/19/09 (a)	15,284,088
710,000	5.125% due 8/23/10	736,236
1,190,356	Federal National Mortgage Association (FNMA), Six Month LIBOR, 4.514% due 4/1/33 (a)(j)	1,201,874
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost - $47,887,375)	47,884,907

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.1%
$5,595,490	U.S. Treasury Notes, Inflation Indexed, 0.875% due 4/15/10
	(Cost - $5,538,342)	$5,498,447
SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
31,375	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (a)*(j)	51,141
22,400	Federal National Mortgage Association (FNMA), 8.250% (a)*(j)	48,832
	TOTAL PREFERRED STOCKS
	(Cost - $1,344,375)	99,973
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost - $301,824,694)	262,596,123

FACE AMOUNT

SHORT-TERM INVESTMENTS - 13.6%
U.S. Government Agencies - 10.5%
$13,800,000	Federal Home Loan Bank (FHLB), Discount Notes, 2.123% due 10/24/08 (h)	13,781,485
200,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 2.418% due 10/24/08 (h)(j)	199,694
	Federal National Mortgage Association (FNMA), Discount Notes (j):
1,415,000	1.691% - 2.716% due 12/15/08 (h)(i)	1,407,704
11,700,000	2.733% due 1/5/09 (h)	11,612,484
	Total U.S. Government Agencies
	(Cost - $27,005,659)	27,001,367
Repurchase Agreement - 3.1%
8,130,000	Morgan Stanley tri-party repurchase agreement dated 9/30/08, 1.250% due 10/1/08; Proceeds at maturity - $8,130,282; (Fully collateralized by various U.S. government agency obligations, 3.250% to 5.500% due 3/15/11 to 4/9/13; Market value - $8,377,857) (Cost - $8,130,000)	8,130,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $35,135,659)	35,131,367

	TOTAL INVESTMENTS - 115.6% (Cost - $336,960,353#)	297,727,490
	Liabilities in Excess of Other Assets - (15.6)%	(40,125,641)
	TOTAL NET ASSETS - 100.0%	$257,601,849

*	Non-income producing security.

†	Subsequent to the reporting period, this security went into default.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(e)	Illiquid security.

(f)	Security is currently in default.

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

LEGG MASON PARTNERS SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GSAMP	— Goldman Sachs Alternative Mortgage Products
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
35	Eurodollar Futures, Call	9/14/09	$97.63	$22,531
63	Eurodollar Futures, Put	12/12/08	96.25	47,250
31	Eurodollar Futures, Put	3/16/09	97.50	51,150
88	Eurodollar Futures, Put	3/16/09	96.50	46,200
40	U.S. Treasury Notes 5 Year Futures, Call	10/24/08	114.00	19,820
49	U.S. Treasury Notes 5 Year Futures, Call	11/21/08	118.00	8,039
65	U.S. Treasury Notes 5 Year Futures, Call	11/21/08	115.50	28,437
40	U.S. Treasury Notes 5 Year Futures, Put	10/24/08	110.00	9,820
49	U.S. Treasury Notes 5 Year Futures, Put	11/21/08	112.00	51,297
65	U.S. Treasury Notes 5 Year Futures, Put	11/21/08	109.50	33,516

	Total Written Options (Premiums Received - $256,813)			$318,060

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Short-Term Bond Fund (formerly known as Legg Mason Partners Short-Term Investment Grade Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge against the economic impact of adverse changes in the market value of portfolio securities due to change in interest rates, as a substitution for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

Notes to Schedule of Investments (unaudited) (continued)

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(h) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and Market Risk. Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investment Valuation

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	September 30, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$297,727,490	$99,973	$289,893,019	$7,734,498
Other Financial Instruments*	843,917	868,925	(25,008)	—

Total	$298,571,407	$968,898	$289,868,011	$7,734,498

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	—

Accrued Premiums/Discounts	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	$8,247
Net purchases (sales)	(95,428)
Transfers in and/or out of Level 3	7,821,679

Balance as of September 30, 2008	$7,734,498

3. Investments

At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$402,847
Gross unrealized depreciation	(39,635,710)

Net unrealized depreciation	$(39,232,863)

At September 30, 2008, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)

Contracts to Buy:
Eurodollar	280	3/09	$68,034,775	$67,924,500	$(110,275)
Eurodollar	884	6/09	213,637,545	214,281,600	644,055
Eurodollar	35	9/09	8,398,688	8,476,563	77,875
U.S. 2-Year Treasury Notes	52	12/08	11,038,604	11,098,750	60,146
U.S. 5-Year Treasury Notes	75	12/08	8,383,367	8,417,578	34,211

					706,012

Contracts to Sell:
U.S. 10-Year Treasury Notes	393	12/08	$45,271,785	$45,047,625	$224,160

Net Unrealized Gain on Open Futures Contracts					$930,172

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2008, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Written options, outstanding December 31, 2007	188	$118,294
Options written	975	458,488
Options closed	(578)	(296,707)
Options expired	(60)	(23,262)

Written options, outstanding September 30, 2008	525	$256,813

At September 30, 2008, the Fund held TBA securities with a total cost of $46,009,961.

At September 30, 2008, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND *	PERIODIC PAYMENTS RECEIVED BY THE FUND *	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Barclay’s Capital Inc.	$15,900,000	9/15/10	3-Month LIBOR	3.000%	$(136,798)
Barclay’s Capital Inc.	8,000,000	9/15/10	3-Month LIBOR	3.000%	(56,135)
Barclay’s Capital Inc.	15,600,000	9/15/10	3-Month LIBOR	3.000%	47,811
Barclay’s Capital Inc.	20,180,000	3/18/19	4.250%	3-Month LIBOR	140,017

					$(5,105)

Credit Default Swaps:
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	1,072,312	7/25/45	(a)	0.180% monthly	(19,903)

Net unrealized depreciation on open swap contracts					$(25,008)

*	Percentage shown is an annual percentage rate.

(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

4. Recent Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 21, 2008

By	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: November 21, 2008